FIRST INDUSTRIAL, L.P.
                    STANDARD FORM - INDUSTRIAL BUILDING LEASE
                           (Triple Net/Single Tenant)

Section 1:  BASIC TERMS

     This Section 1 contains the Basic Terms of this Lease between Landlord and Tenant, named below. Other Sections of the Lease referred to in this Section 1 explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     1.1  Date of Lease:

     1.2  Landlord: First Industrial, L.P., a Delaware limited partnership

     1.3  Tenant: Sparta Foods, Inc.

     1.4 Premises: See Exhibit "A" consisting of 112,082 sq. ft., subject to verification by Tenant prior to the lease commencement date.

     1.5 Lease Term: Fifteen (15) years Zero (0) months ("Term"), commencing September 1, 1997 ("Commencement Date") and ending August 31, 2012 ("Expiration Date").

     1.6  Permitted Uses: (See Section 4) General office/production/warehouse

     1.7  Tenant's Guarantor: (if none, so state) None

     1.8  Brokers: (See Section 22; if none, so state)
         (A)  Tenant's Broker:  None
         (B) Landlord's Broker: Michael Stephens, First Industrial & Bob Atkinson, Robert C. Atkinson, Inc.

     1.9  Security Deposit: (See Section 4) None

     1.10 Rent Payable by Tenant: See Exhibit "B"

     1.11 Riders to Lease:  The following riders are attached to and made a part
          of  this   Lease.   (If   none,   so   state)   See   Section   25.15.

Section 2:  LEASE OF PREMISES;  RENT

     2.1 Lease of Premises for Lease Term. Landlord hereby leases the Premises to Tenant, and Tenant hereby rents the Premises from Landlord, for the Term and subject to the conditions of this Lease. Landlord warrants to Tenant that, to the best of the actual knowledge of Landlord, as of the date that Tenant takes possession of the Premises, the Premises shall be in compliance with all applicable codes, laws and ordinances relating to the Premise and the building systems are in good working order and condition as of the date of this Lease. Landlord and Tenant shall conduct an joint inspection of the Premises on the date that the Premises is delivered to Tenant. If such inspection shall disclose that any of the building systems are not in good working order and condition, Landlord shall cause the same to be put into such condition as soon as reasonably possible, at Landlord's expense. In addition, the Premises shall be delivered to Tenant by Landlord in a "broom clean" condition.

     2.2 Types of Rental Payments. Tenant shall pay rents of (a) net base rent payable in monthly installments as set forth in Exhibit "B" attached hereto (the "Net Base Rent"), in advance, on the first day of each and every calendar month during the term of this Lease; (b) except as provided herein all costs, expenses and charges of every nature relating to, or incurred in connection with, the ownership and operation of the Premises and that are attributable to, or become due, during the Term ("Additional Rent"); and (c) in the event that any monthly installment of Net Base Rent is not paid within ten (10) days of the date when due, a late charge in an amount equal to three percent (3%) of the then-delinquent installment of Net Base Rent (the "Late Charge"; the Net Base Rent, Additional Rent and Late Charge shall collectively be referred to as "Rent"). All Rent shall be paid to Landlord c/o First Industrial, L.P., PO Box 75631, Chicago, IL 60675-5631 (or to such other entity designated as Landlord's management agent, if any, and if Landlord so appoints such a management agent, the "Agent"), or pursuant to such other directions as Landlord shall designate in this Lease or otherwise.

     2.3  Covenants  Concerning  Rental  Payments.  Tenant  shall  pay the  Rent promptly when due, without notice or demand, and without any abatement, deduction or setoff, except as may otherwise be expressly and specifically provided in this Lease. No payment by Tenant, or receipt or acceptance by Agent or Landlord, of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Agent or Landlord may accept such payment without prejudice to its right to recover the balance due or to pursue any other remedy available to Landlord. If the Commencement Date occurs on a day other than the first day of a calendar month, the Rent due for the partial calendar months occurring at the commencement and the expiration of the Term shall be prorated on a per diem basis. It is intended that the Rent provided in this Lease shall be an absolutely net return to Landlord throughout the Term and any renewals or extensions thereof, except as provided herein.

Section 3:  TAXES AND ASSESSMENTS; ASSOCIATION DUES

     3.1 Taxes. Tenant agrees to pay as "Additional Rent" for the Premises (i) all governmental taxes, assessments, fees, penalties and charges of every kind or nature (other than Landlord's income taxes, estate tax, succession, inheritance or other transfer tax or corporate franchise tax), whether general, special, ordinary or extraordinary, due and payable at any time, or from time to time, during the Term and any extensions thereof, in connection with the ownership, leasing or operation of the Premises or of the personal property and equipment located therein or in connection therewith (the "Taxes"). All such Taxes shall be paid by Tenant before they become delinquent. The Taxes for the first and last years of the Term and any extension thereof will be appropriately prorated. If any special assessments levied against the Premises are payable in installments, Tenant shall be responsible only for those installments that are attributable to the period during which Tenant has possession of the Premises and such installments shall be paid over the longest allowable period. For purposes hereof, Taxes for any year shall be Taxes that are due for payment or paid in that year, rather than taxes that are assessed or become a lien or accrue during such year. If at any time during the Term, the methods of taxation prevailing on the date hereof shall be altered, such additional or substitute tax, assessment, levy, charge or imposition shall be deemed to be included within the term "Taxes" for the purposes hereof.

Section 4:  USE OF PREMISES;  SECURITY DEPOSIT

     4.1 Use of Premises. The Premises shall be used for the purpose(s) set forth in Section 1.6 above and for no other purpose whatsoever. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in any manner that may (a) violate any Certificate of Occupancy for the Premises; (b) cause, or be liable to cause, injury to the Premises or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies or the reasonable rules and regulations of the Premises; and (d) impair or tend to impair the proper and economic maintenance, operation, and repair of the Premises and its equipment, facilities or systems.

     4.2 Signage. Tenant shall not affix any sign of any size or character to any portion of the Premises without prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall remove all signs of Tenant upon the expiration or earlier termination of this Lease and immediately repair any damage to the Premises caused by, or resulting from, such removal.

Section 5:  CONDITION AND DELIVERY OF PREMISES

     5.1 Condition of Premises. Except as provided herein, Landlord shall deliver the Premises to Tenant "broom-clean." Tenant agrees that Tenant is familiar with the condition of the Premises, and Tenant hereby accepts the Premises on an "AS-IS," "WHERE-IS" basis. Except as provided herein, tenant acknowledges that neither Landlord nor Agent nor any representative of Landlord has made any representation as to the condition of the Premises or the suitability of the Premises for Tenant's intended use. Except as provided herein, tenant represents and warrants that Tenant has made its own inspection of the Premises and is not relying on any representation of Landlord with respect thereto. Neither Landlord nor Agent shall be obligated to make any repairs, replacements or improvements of any kind or nature to the Premises (whether structural or nonstructural and whether or not involving the roof of the Building, the Building's HVAC (defined below) system, the Premises' parking lot, or any other component of the Premises) in connection with, or in consideration of, this Lease, except (a) as set forth in Section 17 and (b) with respect to any repairs and improvements expressly and specifically described in Exhibit "C" attached hereto ("Work Items"), which items Landlord shall complete at its sole cost and expense prior to the Commencement Date to the reasonable satisfaction of Tenant and (c) as set forth in Paragraph F of Exhibit F. Landlord agrees to enforce, or cause Agent to enforce, upon Tenant's request, all manufacturer's or contractor's warranties, if any, given in connection with the Work Items.

     5.2 Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Premises to Tenant on the Commencement Date. The obligations of Tenant under the Lease shall not thereby be affected, except that the Commencement Date shall be delayed until Landlord delivers possession of the Premises to Tenant, and the Lease Term shall be extended by a period equal to the number of days of delay in delivery of possession of the Premises to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. Notwithstanding anything contained in this Section 5.2 to the contrary, in the event that Landlord fails to deliver possession of the Premises to Tenant in the condition required herein, with Landlord's Improvements substantially completed, on or before the date which is sixty (60) days after the scheduled Commencement Date, then Tenant shall have the right, as its sole remedy therefor, to terminate this Lease ab initio by giving written notice of such termination at any time thereafter and prior to the date on which such possession is actually delivered to Tenant by Landlord; provided, however, that such sixty (60) day period shall be extended for any delays which may be caused by the action or inaction of Tenant, or acts of God.

Section 6: SUBORDINATION; NOTICES TO SUPERIOR LESSORS AND MORTGAGEES; ATTORNMENT

     6.1 Subordination of Lease. This Lease, and all rights of Tenant hereunder, are subject and subordinate to all ground leases of the Premises now or hereafter existing and to all mortgages or trust deeds or deeds of trust (all of which are hereafter referred to collectively as "Mortgages"), that may now or hereafter affect or encumber all or any portion of Landlord's interest in the Premises. This subordination shall apply to each and every advance made, or to be made, under such Mortgages; to all renewals, modifications, replacements and extensions of such Mortgages; and to "spreaders" and consolidations of such Mortgages. This Section 6.1 shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall from time to time execute, acknowledge and deliver any instrument that Landlord may from time to time reasonably require in order to evidence or confirm such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within twenty (20) days after request therefor, and Tenant fails to notify Landlord within such twenty (20) day period of when such delivery will be made, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, which appointment is coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Tenant acknowledges that this Lease has been (and, in the future, may be) assigned by Landlord to a Superior Mortgagee (defined below) as additional collateral security for the loans secured by the Superior Mortgage (defined below) held by such Superior Mortgagee. Any ground lease to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Lease," the lessor under a Superior Lease is hereinafter referred to as a "Superior Lessor," and the lessee thereunder, a "Superior Lessee"; and any Mortgage to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage," and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee." Notwithstanding the foregoing, this Lease may be made senior to the lien of any Superior Mortgage, if and only if the Superior Mortgagee thereunder so requests. Notwithstanding the foregoing, so long as Tenant is not in default hereunder, Tenant's possession of the Premises pursuant to the terms of this Lease shall not be disturbed.

     6.2 Notice in the Event of Default. In the event that Landlord breaches or otherwise fails to timely perform any of its obligations under this Lease, Tenant shall give written notice of such alleged breach or default to Landlord and to each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished, in writing, to Tenant, whereupon any or all of Landlord, a Superior Mortgagee or Superior Landlord or may remedy or cure such breach or default within thirty (30) days following the giving of such notice or immediately in the event of an emergency; provided, however, that said thirty
(30)-day cure period shall be automatically extended in the event that the breach or default cannot, by its nature, be cured within thirty (30) days and one or more of Landlord, the Superior Mortgagee or the Superior Lessor is diligently proceeding to cure said default. Landlord warrants and represents to Tenant that as of the date hereof there are no Mortgages encumbering the Premises or Landlord's interest therein. In the event that the obligations of the Landlord under this Lease are not performed by Landlord, any Superior Mortgagee or any Superior Lessor within the time limits specified in this
Section 6.2, then Tenant, at its option, and in addition to any other remedy which Tenant may have at law or in equity, upon written notice thereof to Landlord and each Superior Mortgagee and Superior Lessor, shall have the right to perform such obligations and to charge Landlord for all reasonable out-of-pocket expenses incurred by Tenant in so doing; and, so long as there is not any Superior Mortgagee or Superior Lessor then existing, and Tenant is not in default itself under this Lease, Tenant shall have the right to deduct such expenses from the rental payments next due to Landlord under this Lease.

     6.3 Successor Landlord. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord hereunder, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize each Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to further evidence such attornment. Tenant hereby acknowledges that in the event of such succession, then from and after the date on which the Successor Landlord acquires Landlord's rights and interest under this Lease (the "Succession Date"), the rights and remedies available to Tenant under this Lease with respect to any obligations of any Successor Landlord shall be limited to the equity interest of the Successor Landlord in the Premises; and the Successor Landlord shall not (a) be liable for any act, omission or default of Landlord or other prior lessor under this Lease if and to the extent that such act, omission or default occurs prior to the Succession Date; (b) be required to pay any amounts to Tenant that are due and payable, under the express terms of this Lease, prior to the Succession Date. Additionally, from and after the Succession Date, Tenant's obligation to pay Rent (as provided in Sections 2 and 3 hereof) shall not be subject to any abatement, deduction, set-off or counterclaim against the Successor Landlord that arises as a result of, or due to, a default of Landlord or any other lessor that occurs prior to the Succession Date. Moreover, no Successor Landlord shall be bound by any advance payments of Rent made prior to the calendar month in which the Succession Date occurs, nor by any Security that is not actually delivered to, and received by, the Successor Landlord.

Section 7:  QUIET ENJOYMENT

     Subject to the provisions of this Lease, so long as Tenant pays all of the Rent and performs all of its other obligations hereunder, Tenant shall not be disturbed in its possession of the Premises pursuant to the terms of the Lease by Landlord, Agent or any other person lawfully claiming through or under Landlord. This covenant shall be construed as a covenant running with the land of the Premises and is not a personal covenant of Landlord.

Section 8:  ASSIGNMENT, SUBLETTING AND MORTGAGING

     8.1 Prohibition. Tenant acknowledges that this Lease and the Rent due under this Lease have been agreed to by Landlord in reliance upon Tenant's reputation and creditworthiness and upon the continued operation of the Premises by Tenant for the particular use set forth in Section 4 above; therefore, Tenant shall not, whether voluntarily, or by operation of law, or otherwise: (a) assign or otherwise transfer this Lease; (b) sublet the Premises or any part thereof, or allow the same to be used or occupied by anyone other than Tenant; or (c) mortgage, pledge, encumber, or otherwise hypothecate this Lease or the Premises, in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any purported assignment, mortgage, transfer, pledge or sublease made without the prior written consent of Landlord shall be absolutely null and void and of no legal force or effect. No assignment of this Lease shall be effective and valid unless and until the assignee executes and delivers to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder. Any consent by Landlord to a particular assignment, sublease or mortgage shall not constitute consent or approval of any subsequent assignment, sublease or mortgage, and Landlord's written approval shall be required in all such instances. Any consent by Landlord to any assignment or sublease shall not be deemed to release Tenant from its obligation hereunder and Tenant shall remain fully liable for performance of all obligations under this Lease. Any violation of the provisions of this Section 8.1 shall constitute a default under this Lease.

     8.2 Rights of Landlord. If this Lease is assigned, or if the Premises (or any part thereof) are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord or Agent may (without prejudice to, or waiver of its rights), collect rent from the assignee, subtenant or occupant. Landlord or Agent may apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Section 8. With respect to the allocable portion of the Premises sublet, in the event that the total rent and any other considerations (whether cash or non-cash) received under any sublease by Tenant, less the reasonable out-of-pocket costs incurred by Tenant in procuring such sublease, is greater than the total Rent required to be paid, from time to time, under this Lease, Tenant shall pay to Agent fifty percent (50%) of such excess as received from any subtenant and such amount shall be deemed a component of the Additional Rent due under this Lease.

     8.3 Permitted Transfers. The provisions of Section 8.1(a) shall apply to a transfer of a majority of the voting stock of Tenant or to any other change in voting control of Tenant (if Tenant is a corporation), or to a transfer of a majority of the general partnership interests in Tenant or managerial control of Tenant (if Tenant is a partnership), or to any comparable transaction involving any other form of business entity, whether effectuated in one (1) or more transactions, as if such transfer were an assignment of this Lease; but said provisions shall not apply to a transfer to a corporation into or with which Tenant is merged or consolidated, or to which substantially all of Tenant's assets are transferred, or to any corporation that controls or is controlled by Tenant, or is under common control with Tenant, provided in any of such events
(a) the successor to Tenant has a net worth (computed in accordance with generally accepted accounting principles), at least equal to the greater of (i) the net worth of Tenant immediately prior to such merger, consolidation or transfer or (ii) the net worth of Tenant on the date of this Lease and (b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. Any such permitted transferee shall execute and deliver to Landlord any and all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder.

Section 9:  COMPLIANCE WITH LAWS

     If any license or permit is required for the conduct of Tenant's business in the Premises, Tenant, at its expense, shall procure such license prior to the Commencement Date, and shall maintain in good standing and renew such license or permit. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any governmental or administrative authority with respect to the Premises or the use or occupation thereof. Tenant shall, at Tenant's expense, comply with all laws and requirements of any governmental or administrative authorities that impose any duty on Landlord, Agent or Tenant arising from Tenant's actions regarding its business operations or use of the Premises, and Tenant shall pay all expenses, fines and damages that are imposed upon any or all of Landlord, Agent, any Superior Lessee, Superior Lessor or Superior Mortgagee, by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section.

Section 10:  INSURANCE

     10.1 Tenant Activities. Tenant shall not violate, or permit the violation of, any reasonable condition imposed by any insurance policy issued in respect of the Premises and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises, that would: (a) subject any or all of Landlord, Agent, any Superior Lessor, any Superior Lessee or any Superior Mortgagee to any liability or responsibility for personal injury or death or property damage; (b) result in insurance companies of good standing refusing to insure (or imposing special conditions on insuring) any or all of the Premises or the property therein, in amounts reasonably satisfactory to Landlord; or (c) result in the cancellation of (or the assertion of any defense by the insurer, in whole or in part, to claims under) any policy of insurance with respect to any or all of the Premises or the property therein.

     10.2 Insurance to be Maintained by Tenant. Tenant shall, at its sole cost and expense, at all times during the Term (and any extensions thereof) obtain and pay for and maintain in full force and effect the insurance policy or policies described in Exhibit D attached hereto. Certificates of all insurance policies required pursuant to this Lease (or certificates thereof, in form and substance acceptable to Landlord), shall be delivered to Landlord not less than ten (10) days prior to the Commencement Date. If Tenant fails to submit such policies or certificates to Landlord within the specified time, or otherwise fails to obtain and maintain insurance coverage in accordance with this section 10.2, then Landlord, at Landlord's sole option, upon at least twenty-four (24) hours prior notice to Tenant, may, but shall not be obligated to, procure such insurance on behalf of, and at the expense of, Tenant; provided, however, that the cost of such insurance shall be a market rate. Tenant shall reimburse Landlord for such amounts upon demand, it being understood that any such sums for which Tenant is required to reimburse Landlord shall constitute Additional Rent.

     10.3 Waiver of Right of Recovery. None of Landlord, Agent or Tenant shall be liable to one another [or to any insurance company (by way of subrogation of otherwise) insuring any such party] for any loss or damage to the Premises, the structure of the buildings located thereon, other tangible property located on the Premises, or any resulting loss of income, or losses under workers' compensation laws and benefits, despite the fact that such loss or damage might have been occasioned by the negligence or misconduct of such party, its agents or employees, provided and to the extent that any such loss or damage would be covered by insurance that the party suffering the loss is required to maintain or does maintain pursuant to the terms of this Lease. The failure of any party to insure its property shall not void this waiver. Each of Landlord, Agent and Tenant shall secure an appropriate clause in, or an endorsement upon, each insurance policy obtained by it and covering or applicable to the Premises and the personal property, fixtures, and equipment located therein or thereon, pursuant to which the insurance company consents to such waiver of right of recovery. The waiver of right of recovery set forth above in this Section 10.3 shall extend to Landlord, Agent, Tenant, and their respective agents and employees, and each Superior Lessor, Superior Mortgagee, and to other appropriate parties designated by Landlord.

Section 11:  ALTERATIONS

     11.1 Procedural Requirements. Tenant may, from time to time, at its expense, make alterations or improvements in and to the Premises (hereinafter collectively referred to as "Alterations"), provided that Tenant first obtains the written consent of Landlord in each instance. Landlord's consent to Alterations shall not be unreasonably withheld, provided that: (a) the
Alterations are non-structural and the structural integrity of the Premises shall not be affected; (b) the Alterations are to the interior of the Premises;
(c) the proper functioning of the mechanical, electrical, heating, ventilating, air-conditioning ("HVAC"), sanitary and other service systems of the Premises shall not be affected and the usage of such systems by Tenant shall not be increased; (d) Tenant shall have appropriate insurance coverage reasonably satisfactory to Landlord regarding the performance and installation of the Alterations; (e) the Alterations shall conform with all other requirements of this Lease; and (f) if such alterations cost in excess of $10,000 Tenant shall have provided Landlord with detailed plans (the "Plans") for such Alterations in advance of requesting Landlord's consent. Additionally, if such alterations cost in excess of $10,000 after obtaining Landlord's preliminary consent to the Plans, but before proceeding with any Alterations, Tenant shall, at its expense, obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations and shall submit to Agent, for Landlord's written approval, working drawings, plans and specifications, and all permits for the work to be done and Tenant shall not proceed with such Alterations until it has received said approval which consent shall not be unreasonably withheld. If such alterations cost in excess of $10,000 Tenant shall obtain and deliver to Agent (if so requested) either (i) a performance bond and a labor and materials payment bond in form satisfactory to Landlord, each in an amount equal to one hundred fifteen percent (115%) of the estimated cost of the Alterations, or (ii) such other security as shall be reasonably satisfactory to Landlord. After obtaining Landlord's approval to the Alterations, Tenant shall give Landlord at least twenty (20) days prior written notice of the commencement of any Alterations at the Premises, and Landlord may elect to record and post notices of non-responsibility at the Premises. Notwithstanding the foregoing, Tenant shall have the right to make alterations costing less than $10,000 without obtaining Landlord's consent but notice is required.

     11.2 Performance of Alterations. Tenant shall cause the Alterations to be performed in compliance with all applicable permits, laws and requirements of public authorities, and with Landlord's reasonable rules and regulations or other reasonable restrictions that Landlord or Agent may impose on the Alterations. Tenant shall cause the Alterations to be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Premises established by Landlord or Agent. Alterations in excess of $10,000 shall be performed by contractors first approved by Landlord, and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony, and not interfere with, Landlord and its agents and contractors (if any). Tenant shall obtain all necessary permits and certificates for final governmental approval of the Alterations and shall provide Landlord for alterations in excess of $10,000 with "as built" plans, copies of all construction contracts, governmental permits and certificates and proof of payment for all labor and materials, including, without limitation, copies of paid invoices and final lien waivers.

     11.3 Lien Prohibition. Tenant shall pay when due all claims for labor and material furnished to the Premises in connection with the Alterations. Tenant shall not permit any mechanics or materialmen's liens to attach to the Premises or Tenant's leasehold estate, subject to Tenant's right to contest the lien as long as the lien amount is deposited with Landlord to cure the lien in case of a loss or Tenant bonds over such lien. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within fifteen (15) days after the filing thereof, subject to Tenant's right to contest the lien as long as the lien amount is deposited with Landlord to cure the lien in case of a loss or Tenant bonds over such lien. In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord, on demand, for all reasonable costs and expenses incurred in connection therewith, together with interest thereon at the rate set forth in Section 21.3 below, which expenses shall include reasonable fees of attorneys of Landlord's choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises. Any reasonable sums due from Tenant pursuant to the preceding sentence shall constitute Additional Rent under this Lease.

Section 12:  LANDLORD'S AND TENANT'S PROPERTY

     12.1 Landlord's Property. Subject to Section 12.2 below, all fixtures, machinery, equipment, improvements and appurtenances attached to, or built into, the Premises at the commencement of, or during the Term, whether or not placed there by or at the expense of Tenant, shall become and remain a part of the Premises; shall be deemed the property of Landlord (the "Landlord's Property"), without compensation or credit to Tenant; and shall not be removed by Tenant unless Landlord requests their removal. Further, any personal property in the Premises on the Commencement Date, movable or otherwise, unless installed and paid for by Tenant, shall be and shall remain the property of Landlord and shall not be removed by Tenant. In no event shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels, lighting or lighting fixtures, wall or window coverings, carpets or other floor coverings, heaters, air conditioners or any other heating or air conditioning equipment, fencing or security gates, or other similar building operating equipment and decorations.

     12.2 Tenant's Property. All movable non-structural partitions, business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to, or built into, the Premises, which are installed in the Premises by, or for the account of, Tenant without expense to Landlord and that can be removed without structural damage to the Premises, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, the "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term, provided Tenant repairs or pays the cost of repairing any damage to the Premises resulting from the installation and/or removal thereof.

     12.3 Removal of Tenant's Property. At or before the Expiration Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall have expressly permitted, in writing, to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises resulting from any installation and/or removal of Tenant's Property. Any other items of Tenant's Property that shall remain in the Premises after the Expiration Date, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, in Landlord's sole and absolute discretion and without accountability, at Tenant's expense. Notwithstanding the foregoing, if Tenant is in default under the terms of this Lease, it may remove Tenant's Property from the Premises only upon the express written directions of Landlord. Notwithstanding anything contained in this Section 12 to the contrary, Landlord may not require Tenant to remove any of Landlord's Property at or before the Expiration Date or any earlier termination date unless Landlord has notified Tenant at the time of Landlord's approval of the installation and/or construction of the same that such Landlord's Property may be subject to such removal requirement.

Section 13:  REPAIRS AND MAINTENANCE

     13.1 Tenant Repairs and  Maintenance.  Except as  specifically  provided in
Section 13.3 hereof and in Paragraph F of Exhibit F attached hereto, Tenant shall, at its expense, throughout the Term, maintain and preserve, in the existing condition, on the commencement date, the Premises, the fixtures and appurtenances therein, reasonable wear and tear excepted. Tenant shall also be responsible for all structural and non-structural repairs and replacements, interior and exterior, ordinary and extraordinary, in and to the Premises and the facilities and systems thereof (including, but not limited to, the roof, the Premises' parking lot, and the electrical, mechanical, HVAC, and plumbing systems), subject to Landlord's repair and reimbursement obligations under
Section 13.3 hereof and under said Paragraph F. Tenant shall have no obligation to enter into a preventative maintenance and service contract for maintenance of the HVAC systems of the Premises, provided Tenant sends a letter to Landlord at least once every six (6) months during the Term stating that the HVAC systems have been serviced. Without limiting the generality of the foregoing, Tenant, at its expense, shall promptly replace or repair all, damaged, or broken doors and glass in and about the Premises and floor coverings in the Premises and repair and maintain all sanitary and electrical fixtures therein; provided, however, that all replacement materials and methods of replacement shall be approved in writing by Landlord prior to installation. Any repairs or replacements required to be made by Tenant to the mechanical, electrical, sanitary, HVAC, or other systems of the Premises that shall cost in excess of $10,000 shall be performed by appropriately licensed contractors approved by Landlord, which approval shall not be unreasonably withheld. All such repairs or replacements shall be subject to the supervision and control of Landlord or Agent, and all repairs and replacements shall be made with materials of equal or better quality than the items being repaired or replaced.

     13.2 Tenant Equipment. Tenant shall not place a load upon any floor of the Premises that exceeds either the load per square foot that such floor was designed to carry or that which is allowed by law. Business machines and mechanical equipment belonging to Tenant that cause noise or vibrations that may be transmitted to the structure of the Premises to such a degree as to be unreasonably disruptive shall, at Tenant's expense, be placed and maintained by Tenant in settings or cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration.

     13.3 Landlord's Repair Obligations. Notwithstanding anything contained in this Section 13 to the contrary, Landlord shall be responsible for all replacements or improvements to the Premises, the cost of which must be capitalized for income tax purposes, which are necessary for the proper operation and maintenance of the Premises and which are made in the last five
(5) years of the Term ("Landlord's Work"). Landlord's Work shall be made by Landlord, but Tenant shall reimburse Landlord for a portion of the reasonable expenses incurred by Landlord in doing so, as additional rent due under this Lease, within thirty (30) days after Tenant's receipt of Landlord's statement therefor, with Tenant's share of such expenses to be equal to a fraction thereof in which the numerator is the number of months (full or partial) remaining in the Term as of the date Landlord's Work is completed and the denominator of which is the number of months in the useful life of Landlord's Work, according to generally accepted accounting principals.

Section 14:  UTILITIES

     14.1 Purchasing Utilities. Tenant shall purchase all utility services from the utility or municipality providing such service; shall provide for scavenger, cleaning and extermination services; and shall pay for such services when payments are due. Tenant shall be solely responsible for the repair and maintenance of any meters necessary in connection with such services.

     14.2 Use of Electrical Energy by Tenant. Tenant's use of electrical energy in the Premises shall not, at any time, exceed the capacity of (i) any of the electrical conductors and equipment in or otherwise servicing the Premises; or
(ii) the Premises' heating, ventilating and air-conditioning ("HVAC") systems.

Section 15:  LANDLORD'S RIGHTS

     15.1 Landlord's Rights of Access. Upon reasonable prior notice to Tenant, Landlord, Agent and their respective agents, employees and representatives shall have the right to enter and/or pass through the Premises at any time or times
(a) to examine and inspect the Premises and to show them to actual and prospective Superior Parties or prospective purchasers or mortgagees of the Premises or providers of capital to Landlord and its affiliates and all consultants and advisors relating thereto; and (b) to make such repairs, alterations, additions and improvements in or to the Premises or its facilities and equipment as Landlord is required or desires to make. Landlord and Agent shall be allowed to take all materials into and upon the Premises that may be required in connection therewith, without any liability to Tenant and without any reduction or modification of Tenant's covenants and obligations hereunder. During the period of six (6) months prior to the Expiration Date (or at any time, if Tenant has vacated or abandoned the Premises or is otherwise in default under this Lease), Landlord and its agents may exhibit the Premises to prospective tenants. In the exercise of each of the foregoing rights, Landlord shall give Tenant reasonable prior notice of its entry, except in the case of emergency, and Landlord shall not unreasonably interfere with Tenant's business operations. Nothing set forth above implies obligations of improvement beyond the Work Items per Exhibit C.

     15.2 Other Landlord Rights. Landlord and Agent shall have the following rights exercisable, without notice and without liability to Tenant, for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent so long as such is performed in accordance with the terms of the lease: (i) to designate and/or approve, prior to installation, all types of signs; (ii) to sell or otherwise transfer the Premises and assign and pass through all of Landlord's obligations hereunder to the new owner; (iii) to have pass keys, access cards, or both, to the Premises; and (iv) to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises for more than thirty (30) consecutive days or with no intention of reoccupying the Premises.

Section 16:  NON-LIABILITY AND INDEMNIFICATION

     16.1 Non-Liability. None of Landlord, Agent, Landlord Affiliates, any other managing agent, Superior Parties, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by, or resulting from, the negligence of Landlord, Agent or their respective agents, servants or employees in the operation or maintenance of the Premises (subject, however, to the doctrine of comparative negligence in the event of negligence on the part of Tenant or any of its contractors). Further, none of Landlord, Agent, any other managing agent, Superior Parties, or their respective partners, directors, officers, agents and employees shall be liable
(a) for any such damage caused by other persons in, upon or about the Premises, or caused by operations in construction of any private, public or quasi-public work; or (b) with respect to matters for which Landlord is liable, for consequential or indirect damages purportedly arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

     16.2 Tenant Indemnification. Tenant hereby indemnifies, defends, and holds Landlord and all Landlord Affiliates harmless from and against any and all claims, judgments, liens, causes of action, liabilities, damages, costs, losses and expenses (including, but not limited to reasonable legal, engineering and consulting fees of engineers, attorneys and consultants selected by Landlord) arising from or in connection with (a) the conduct or management of the Premises or any business therein, or any work or Alterations done, or any condition created (other than by Landlord) in or about the Premises during either or both of the Term and the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises, including any and all mechanics and other liens and encumbrances; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or their partners, directors, officers, agents, employees, invitees or contractors; (c) any accident, injury or damage whatsoever (unless caused by Landlord's negligence) occurring in, at or upon the Premises; (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; (e) any breach by Tenant of any of its warranties and representations under this Lease; and (f) any actions necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under the Bankruptcy Code. In case any action or proceeding is brought against Landlord or any Landlord Affiliate by reason of any such claim, Tenant, upon notice from any or all of Landlord, Agent or any Superior Party, shall resist and defend such action or proceeding by counsel reasonably satisfactory to, or selected by, Landlord or such Superior Lessor or Superior Mortgagee. Landlord agrees that under no circumstances shall Tenant be liable to Landlord or any third party for any loss or, destruction of, damage to or storage of any property; including not limited to Landlord's Property. With respect to matters for which Tenant is liable under this Lease, Tenant shall not be responsible for consequential or indirect damages purportedly arising out of any loss of use of the Premises or any equipment or facilities therein by Landlord or any person claiming through Landlord. Tenant's obligations under this Section 16.2 shall survive the termination of this Lease for any reason.

     16.3 Force Majeure. The obligations of Tenant hereunder shall not be affected, impaired or excused, and Landlord shall have no liability whatsoever to Tenant, with respect to any act, event or circumstance arising out of (a) Landlord's failure to fulfill, or delay in fulfilling any of its obligations under this Lease by reason of labor dispute, governmental preemption of property in connection with a public emergency or shortages of fuel, supplies, or labor, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises, or by reason of any requirement, act or omission of any public utility or others serving the Premises beyond Landlord's reasonable control. Tenant shall not hold Landlord or Agent liable for any latent defect in the Premises, nor shall Landlord be liable for injury or damage to person or property caused by fire, or theft, or resulting from the operation of heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, that may leak or flow from any part of the Premises, or from the pipes, appliances or plumbing work of the same. Tenant agrees that under no circumstances shall Landlord or Agent be liable to Tenant or any third party for any loss of, destruction of, damage to or shortage of any property; including, but not limited to, Tenant's Property.

     The obligations of Landlord hereunder shall not be affected, impaired or excused, and Tenant shall have no liability whatsoever to Landlord, with respect to any act, event or circumstance arising out of (a) Tenant's failure to fulfill, or delay in fulfilling any of its obligations under this Lease by reason of labor dispute, governmental preemption of property in connection with a public emergency or shortages of fuel, supplies, or labor, or any other cause, whether similar or dissimilar, beyond Tenant's reasonable control; or (b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises, or by reason on any requirement, act or omission of any public utility or others serving the Premises beyond Tenant's reasonable control. Landlord shall not hold Tenant liable for any defect in the Premises, nor shall Tenant be liable for injury or damage to person or property caused by fire, or theft, or resulting from the operation heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas, electricity, water, rain, snow, ice, or dampness, that may leak or flow from any part of the Premises, or from the pipes appliances or plumbing work of the same.

     16.4 Limitation of Liability. Notwithstanding anything to the contrary contained in this Lease, the liability of Landlord (and of any Successor Landlord hereunder) to Tenant shall be limited to the interest of Landlord in the Premises, and Tenant agrees to look solely to Landlord's interest in the Premises for the recovery of any judgment or award against Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency. In addition, Tenant acknowledges that Agent is acting solely in its capacity as agent for Landlord and, shall not be liable for any obligations, liabilities, losses or damages arising out of or in connection with this Lease, all of which are expressly waived by Tenant.

     16.5 Landlord Indemnification. Landlord hereby indemnifies, defends and holds Tenant harmless from and against any and all claims, judgments, liens, causes of action, liabilities, damages, cost, losses and expenses (including, but not limited to reasonable legal fees) arising from or in connection with (a) any condition created by Landlord in or about the Premises; (b) any accident, injury or damage caused directly by the negligence of Landlord or its agents occurring in, at or upon the Premises; (c) any breach or default by Landlord in the full and prompt payment and performance of Landlord's obligations under this Lease; and (d) any breach by Landlord of any of its warranties or representations under this Lease. In case any action or proceeding is brought against Tenant by reason of any such claim, Landlord, upon receipt of written notice demanding the same from Tenant, shall exist and defend such action or proceeding by counsel reasonably satisfactory to Tenant. Landlord's obligations under this Section 16.5 shall survive the termination of this Lease for any reason.

Section 17:  DAMAGE OR DESTRUCTION

     17.1 Notification. Tenant shall give prompt notice to Landlord and Agent of
(a) any fire or other material casualty in the Premises, (b) any material damage to, or defect in, the Premises, for the repair of which Landlord or Agent might be responsible, and (c) any material damage to or defect in any part or appurtenance of the Premises' sanitary, electrical, HVAC, elevator or other systems located in or passing through the Premises or any part thereof.

     17.2 Repair Provisions. Subject to the provisions of Section 17.4 below, if the Premises are damaged by fire or other insured casualty, Landlord shall repair or cause Agent to repair the damage and restore and rebuild the Premises (except for Tenant's Property) with reasonable dispatch after (a) notice to it of the damage or destruction and (b) the collection of the insurance proceeds attributable to such damage, and Tenant shall repair the damage to and restore and repair Tenant's Property, with reasonable dispatch after such damage or destruction. Such work by Tenant shall be deemed Alterations for the purposes of this Lease.

     17.3 Rental Abatement. If (a) the Premises are damaged by fire or other casualty thereby causing the Premises to be inaccessible or (b) the Premises are partially damaged by fire or other casualty, the Rent shall be abated in the amount of any rent loss insurance proceeds actually collected by Landlord from Tenant's insurer on account of such damage.

     17.4 Total Destruction. If the Premises shall be totally destroyed by fire or other casualty, or if the Premises shall be so damaged by fire or other casualty that (in the opinion of a reputable contractor or architect reasonably designated by Landlord) (i) its repair or restoration requires more than one hundred eighty (180) days or (ii) such repair or restoration requires the expenditure of more than fifty percent (50%) of the full insurable value of the Premises immediately prior to the casualty or (iii) the damage is less than the amount stated in (ii) above, but occurs during the last two (2) years of Lease Term, Landlord and Tenant shall each have the option to terminate this Lease within five (5) days after said contractor or architect delivers written notice of its opinion to Landlord and Tenant, but in all events prior to the commencement of any restoration of the Premises by Landlord. In such event, the termination shall be effective as of the date of the casualty. If (A) any Superior Party or other party entitled to the insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Premises, or (B) the issuer of any casualty insurance policies on the Premises fails to make available to Landlord sufficient proceeds for restoration of the Premises, then Landlord may, at Landlord's sole option, terminate this Lease, effective as of the date of such casualty, by giving Tenant written notice to such effect within thirty (30) days after the date of the casualty. For purposes of this Section 17.4 only, "full insurable value" shall mean replacement cost, less the cost of footings, foundations and other structures below grade.

     17.5 Repair or Restoration. Subject to the provisions of Section 17.4 above, Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for purported inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises pursuant to this Section. Landlord or Agent shall use its diligent, good faith efforts to make such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Premises, but Landlord or Agent shall not be required to do such repair or restoration work except during normal business hours of business days.

     17.6 Liability of Tenant. Notwithstanding any of the foregoing provisions of this Section, if by reason of any act or omission on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents, or contractors, Landlord, any Superior Party, or other appropriate party shall be unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) applicable to damage or destruction of the Premises by fire or other casualty (the "Insurance Proceeds"), then, without prejudice to any other remedies that may be available against Tenant, there shall be no abatement or reduction of the Rent notwithstanding lack of usability. Further, and to the extent that, as a result of or due to or because of any act or omission by any or all of Tenant, its agents, employees, invitees and representatives, Landlord, any Superior Party or any other appropriate party is unable to collect all of the Insurance Proceeds, then Tenant shall be liable to Landlord for the payment of an amount equal to that portion of the Insurance Proceeds that Landlord, any Superior Party or any other appropriate party is unable to collect.

Section 18:  EMINENT DOMAIN

     18.1 Total Condemnation. If, in Landlord's and Tenant's opinion, the whole of the Premises, or if any part of the Premises that materially affects Tenant's use and occupancy of the Premises, shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "Date of the Taking"), and the Rent shall be prorated and adjusted as of such date.

     18.2 Award. Landlord shall be entitled to receive the entire award or payment in connection with any taking; provided, however, Tenant shall have the right to separately pursue, against the condemning authority, an award in respect of the loss, if any, to leasehold improvements or other interest of Tenant in the Premises paid for by Tenant s well as relocation expenses, without any credit or allowance from Landlord and further provided that such separate award does not diminish or interfere with Landlord's pursuit of its own award.

     18.3 Compensation to Tenant for Temporary Use. If the temporary use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion that represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking, and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay, in full, the Rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award that represents compensation for the use and occupancy of the Premises (or a part thereof) shall be prorated between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such Expiration Date and Landlord shall receive so much thereof as represents the period after such Expiration
Date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Rent have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Rent becoming due.

     18.4 Partial or Temporary Taking. Subject to the rights of any Superior Mortgagee or Superior Lessor, and other parties having rights to condemnation proceeds, in the event of any taking of less than the whole of the Premises, which taking does not result in termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Premises, or other partial taking of the Premises, that does not result in a termination of this Lease: (a) Landlord, at its expense, and provided that a condemnation award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Premises (other than those parts of the Premises that are Tenant's Property) to substantially their former condition, to the extent that the same is feasible (subject to those changes which Landlord reasonably deems desirable, and to building and other governmental codes and regulations) and so as to constitute a complete and tenantable Premises, and (b) Tenant, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair Tenant's Property, to substantially its former condition, to the extent feasible, subject to such reasonable changes as Landlord and Tenant shall agree upon, in writing. Such work by Tenant shall be deemed Alterations. Furthermore, in the event of a partial taking of the Premises that does not result in a termination of this Lease, the Base Rent due hereunder shall be reduced in a proportionate amount, based upon the proportion that the area that has been taken bears to the total area of the Premises. Such reduction shall be effective from the date on which the partial taking occurs until the date, if any, on which the partial taking terminates and the Premises have been restored in accordance with the terms of this Lease.

Section 19:  SURRENDER AND HOLDOVER

     On the last day of the Term, or upon any earlier termination of this lease, or upon any re-entry by Landlord upon the Premises, (a) Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and (b) Tenant shall remove all of Tenant's Property therefrom, except as otherwise expressly provided in this Lease. The obligations imposed under the preceding sentence shall survive the termination or expiration of this Lease. If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease or of Tenant's right to possession without the permission of
Landlord: (a) Tenant shall be deemed a tenant-at-will; (b) Tenant shall pay one hundred fifty percent (150%) of the Rent last prevailing hereunder, and also shall pay all direct damages sustained by Landlord, by reason of such remaining in possession after the expiration or termination of this Lease; (c) there shall be no renewal or extension of this Lease by operation of law; and (d) the tenancy-at-will may be terminated upon thirty (30) days' notice from Landlord. The provisions of this Section 19 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

Section 20:  EVENTS OF DEFAULT

     20.1 Bankruptcy of Tenant. It shall be a default by Tenant under this Lease if Tenant makes an assignment for the benefit of creditors, or files a voluntary petition under any state or federal bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant under any state or federal bankruptcy or insolvency law and is not removed within 60 days, or whenever a petition is filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any law or like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Code or similar law, or whenever a receiver of Tenant, or of, or for, the property of Tenant shall be appointed, or Tenant admits it is insolvent.

     20.2 Default Provisions. Each of the following shall constitute a default by Tenant under this Lease: (a) if Tenant fails to pay Rent or any other payment when due hereunder and fails to cure such breach within five (5) days after receipt of Landlord's written notice thereof (provided, however, that such notice from Landlord shall not be a condition precedent to declaring such default by Tenant after Landlord has given such notice twice in any twelve (12) month period); or (b) if Tenant fails, whether by action or inaction, to timely comply with, or satisfy, any or all of the obligations imposed on Tenant under this Lease for a period of thirty (30) days after Landlord's delivery to Tenant of written notice of such default under this subsection 20.2(b); provided, however, that if the default cannot, by its nature, be cured within such thirty
(30) day period, but Tenant commences and diligently pursues a cure of such default promptly within the initial thirty (30) day cure period, then Landlord shall not exercise its remedies under Section 21 unless such default remains uncured for more than sixty (60) days after Landlord's initial delivery to Tenant of notice of such default.

Section 21:  REMEDIES

     21.1 Landlord's Cure Rights Upon Default of Tenant. If Tenant defaults in the performance of any of its obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account, and at the expense of, Tenant, upon compliance with any notice requirements and cure periods set forth in Subsection 20.2.

     21.2 Landlord's Remedies. In the event of any default by Tenant under this Lease, Landlord, at its option, and after the proper notice and cure period, if any, as provided in Section 20.2 has expired, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, or otherwise at law or in equity: (a) terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, the present value at seven percent (7%) of the accelerated Rent attributable to the balance of the Term, and all Landlord's reasonable expenses of reletting the Premises (including repairs, and improvements consistent with the current use, legal fees and brokerage commissions less the reasonable rental value of the Premises for the balance of the term), or (b) terminate Tenant's right of possession of the Premises without terminating this Lease; provided, however, that Landlord shall use its reasonable efforts, whether Landlord elects to proceed under Subsections
(a) or (b) above, to relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. If Landlord shall elect to pursue its rights and remedies under Subsection (b), then Landlord shall at any time have the further right and remedy to rescind such election and pursue its rights and remedies under Subsection (a), including but not limited to such time as Landlord has obtained a tenant to relet the Premises, which, in Landlord's reasonable judgment, is a suitable tenant. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Landlord, in its sole and absolute discretion. If Landlord fails to relet the Premises or if the Premises are relet and a sufficient sum is not realized therefrom, after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions), to satisfy the payment, when due, of Rent reserved under this Lease for any monthly period, then Tenant shall pay to Landlord a sum equal to the present value at seven percent (7%) of the accelerated amount of Rent due under this Lease attributable to the balance of the Term, or if the Premises have been relet, Tenant shall pay any such deficiency monthly, less the reasonable rental value of the Premises over the balance.. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. In the event Landlord elects, pursuant to Subsection (b) of this Section 21.2, to terminate Tenant's right of possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's Property, Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Section 19 hereof; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved hereunder for the full Term, or from any other obligation of Tenant under this Lease. Any and all property that may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and in no event or circumstance shall Landlord be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all reasonable expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken from storage by Tenant within thirty (30) days after the end of the Term, however terminated, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as in a bill of sale, without further payment or credit by Landlord to Tenant.

     21.3 Additional Rights of Landlord. Any and all reasonable costs, expenses and disbursements, of any kind or nature, incurred by Landlord or Agent in connection with the enforcement of any and all of the terms and provisions of this Lease, including reasonable attorneys' fees (through all appellate proceedings), shall be due and payable (as Additional Rent) upon Landlord's submission of an invoice therefor. All sums advanced by Landlord or Agent on account of Tenant under this Section, or pursuant to any other provision of this Lease, and all Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear interest at the rate of four percent (4%) per annum above the "prime" or "reference" or "base" rate of interest publicly announced as such, from time to time, by The First National Bank of Chicago, from the due date thereof until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord's or Agent's submission of an invoice therefor. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the Expiration Date, nor limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder by Tenant. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law.

     21.4 Event of Bankruptcy. In addition to, and in no way limiting the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

          (a) "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new security deposit in the amount of three (3) times the then-current Rent payable hereunder.

          (b) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of liability.

          (c) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of Section 502(b)(6) of the Bankruptcy Code.

          (d) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord or Agent (including Rent and other amounts hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord or Agent shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

Section 22:  BROKER

     Tenant  covenants,  warrants  and  represents  that the broker set forth in
Section 1.8(A) was the only broker to represent Tenant in the negotiation of this Lease ("Tenant's Broker"). Landlord covenants, warrants and represents that the broker set forth in Section 1.8(B) was the only broker to represent Landlord in the negotiation of this Lease ("Landlord's Broker"). Landlord shall be solely responsible for paying the commissions of Landlord's Broker. Each party agrees to and hereby does defend, indemnify and hold the other harmless against and from any brokerage commissions or finder's fees or claims therefor by a party (other than Tenant's Broker and Landlord's Broker) claiming to have dealt with the indemnifying party and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

Section 23:  ESTOPPEL CERTIFICATES

     Either party shall, from time to time and within ten (10) days after any request by either party, execute and deliver to either party (and to any existing or prospective mortgage lender, ground lessor, or purchaser designated by either party), a statement: (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) certifying the dates to which the Rent has been paid; (iii) stating whether either party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default; (iv) stating whether to either party's knowledge any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event; and (v) to either party's knowledge stating whether any rights of either party (e.g., options) have been waived. Any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom either party may be dealing, regardless of independent investigation. Either party also shall include in any such statements such other information concerning this Lease as either party or Agent may reasonably request including, but not limited to, the amount of Rent under this Lease, and whether either party has completed all (if any) improvements to the Premises required under this Lease.

Section 24:  HAZARDOUS SUBSTANCES

     24.1 Definitions. For purposes of this Section 24, "hazardous substance" means any matter regulated under the Resources Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 52 U.S.C. Section 9601 et seq., applicable state or local law, or any substance or matter giving rise to liability under common law theory based on nuisance or strict liability (the foregoing laws being referred to herein as "Environmental Laws"). For purposes of this Section 24, "Landlord's Environmental Liability" means: any and all losses, liabilities, obligations, penalties, claims, fines, lost profits, demands, litigation, defenses, costs, judgments, suits, proceedings, damages (including consequential, punitive and exemplary damages), disbursements or expenses of any kind or nature whatsoever (including attorneys' fees at trial and appellate levels and experts' fees and disbursements and expenses incurred in investigating, defending against, settling or prosecuting any suit, litigation, claim or proceeding) which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Landlord or any of Landlord's parent and subsidiary corporations and their affiliates, shareholders, directors, officers, employees, and agents in connection with or arising from: (i) any hazardous substance used, exposed, emitted, released, discharged, generated, manufactured, sold, transported, handled, stored, treated, reused, presented, disposed of or recycled on, in or under all or any portion of the Property, or any surrounding areas; (ii) any misrepresentation, inaccuracy or breach of any warranty, covenant or agreement contained or referred to in this Section 24; (iii) any violation, liability or claim of violation or liability under any Environmental Laws; or (iv) the imposition of any lien for damages caused by, or the recovery of any costs incurred for the cleanup of, any release or threatened release of hazardous substance.

     24.2 Prohibition. Tenant shall not conduct or authorize the generation, transportation, storage, use, treatment or disposal on or in the Premises of any hazardous substance without prior written authorization by Landlord, which authorization may be given or withheld in Landlord's sole and absolute discretion, and Tenant's failure to comply with the provisions of this Section
24.2 shall constitute a default under this Lease. No such purported authorization shall be binding on Landlord unless signed by Landlord and not solely by Agent. Notwithstanding the preceding sentence, Landlord hereby authorizes Tenant to use and store reasonable quantities of the following in the Premises, in accordance with all applicable laws and regulations: paints; oils; material utilized in printing operations; and materials utilized in the normal course of Tenant's business or in repair and maintenance of the Premises.

     24.3 Permitted  Activities.  With respect to the  activities  authorized in
Section 24.2 hereof, or if Landlord expressly authorizes Tenant, in writing, to generate, transport, store, treat or dispose of any other hazardous substance on the Premises: (i) Tenant shall, at its own cost, comply with all laws (federal, state or local) relating to hazardous substance, including, but not limited to, RCRA and CERCLA; (ii) Tenant shall promptly provide Agent copies of all communications, permits or agreements with any governmental authority or agency (federal, state or local) or any private entity relating in any way to the presence, release, threat of release, placement on or in the Premises, or the generation, transportation, storage, use, treatment, or disposal at the Premises, of any hazardous substance; (iii) Landlord, Agent and their respective agents and employees shall have the right to enter the Premises and/or conduct appropriate tests for the purposes of ascertaining Tenant compliance with all applicable laws, rules or permits relating in any way to the presence of hazardous substances on the Premises; and (iv) should Landlord reasonably determine that there may be a violation of any applicable laws, rules or permits relating in any way to the presence of hazardous substances on the Premises or any portion thereof, and upon written request by Landlord or Agent, Tenant shall provide Landlord with the results of appropriate tests of air, water or soil to demonstrate that Tenant complies with all such laws, rules and permits.

     24.4 Remedial Action. If the presence, release, threat of release, placement on or in the Premises or any portion thereof, or the generation, transportation, storage, use, treatment, or disposal at the Premises or any portion  thereof  of  any  hazardous  substance  by  Tenant  or  its  agents  or contractors or their respective employees: (i) gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under RCRA, CERCLA, applicable state law, or any common law theory based on nuisance or strict liability, (ii) pollutes, or threatens to pollute, the environment, Tenant, at its sole cost and expense, shall promptly take any and all remedial and removal action necessary to clean up the Premises or any portion thereof, and mitigate exposure to liability arising from the hazardous substance, regardless whether required by law.

     24.5 Indemnity and Release. Tenant shall and does hereby protect, indemnify, defend (at trial and appellate levels and with counsel, experts and consultants reasonably acceptable to Landlord and at Tenant's sole cost) and hold Landlord and its Affiliates free and harmless from and against any loss, cost or expense incurred by Landlord and resulting wholly or in part from Tenant's breach of its obligations under this Section 24 (collectively, "Tenant's Indemnification Obligations"). Nothing in this Section 24 or elsewhere in this Lease contained shall obligate Tenant to indemnify Landlord from and against any loss, cost or expense which is the direct result of the release of any hazardous substance existing as of the date hereof in, on or about the Premises, unless such release is caused in whole or in part by the negligence of Tenant or its agents or contractors or their respective employees. The foregoing indemnity and Tenant's other obligations under this Section 24 shall survive the expiration or termination of this Lease for any reason.

     24.6 Landlord's Representation and Indemnity. Tenant acknowledges that Landlord has obtained that certain Phase I Environmental Assessment dated February 25, 1997 prepared by Nova Environmental Services, Inc. as its Project No. M-97-193 (the "Phase I Report") concerning the existence of and the potential for contamination of the Premises by hazardous substances located on, under or about the Premises, and that Tenant has received a copy of the Phase I Report and has reviewed the same. Landlord warrants and represents to Tenant that to the best of its knowledge and belief as of the date hereof there are no hazardous substances present on under or about the Premises other than as disclosed in the Phase I Report. Landlord further warrants and represents to Tenant that Landlord has not generated, transported, stored, treated or disposed of any hazardous substance on the Premises. Landlord hereby indemnifies and holds Tenant harmless from and against any and all claims, actions, damages, cost and liabilities arising directly out of (i) a breach of the foregoing warranties and representations by Landlord, or (ii) any release of hazardous substances existing as of the date hereof caused by the negligence of Landlord; and this indemnity shall survive the expiration or earlier termination of this Lease.


Section 25:  MISCELLANEOUS

     25.1 Merger. All prior understandings and agreements between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties. No agreement shall be effective to modify this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

     25.2 Notices. Any notice required to be given by either party pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered or if sent by Federal Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service:

If to Landlord:             First Industrial, L.P.
                            150 North Wacker Drive, Suite 150
                            Chicago, Illinois 60606
                            Attn: Michael W. Brennan

With a copy to:             Barack Ferrazzano Kirschbaum Perlman & Nagelberg
                            333 West Wacker Drive
                            Suite 2700
                            Chicago, Illinois 60606
                            Attn:  Howard Nagelberg and Suzanne Bessette-Smith

If to Tenant:               Sparta Foods, Inc.
                            1565 First Avenue NW
                            New Brighton, MN 55112
                            Attn:  Merrill Ayers


With a copy to:             Fredrikson & Byron, P.A.
                            1100 International Centre
                            900 Second Avenue South
                            Minneapolis, MN 55402
                            Attn: Christopher J. Dolan

     25.3 Non-Waiver. The failure of either party to insist, in any one or more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt and acceptance by Landlord or Agent of Rent with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

     25.4 Legal Costs. Any party in breach or default under this Lease (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs, which sum shall be paid by the losing party. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under provisions of this Lease governing assignment and subletting, or in connection with any other act which Tenant proposes to do and which requires Landlord's consent, provided that such fees shall not exceed $200.00 with respect to any such consent of Landlord.

     25.5 Parties Bound. Except as otherwise expressly provided for in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. Tenant hereby releases Landlord named herein from any obligations of Landlord for any period subsequent to the conveyance and transfer of Landlord's ownership interest in the Premises. In the event of such conveyance and transfer, Landlord's obligations shall thereafter be binding upon each transferee (whether Successor Landlord or otherwise). No obligation of either party shall arise under this Lease until the instrument is signed by, and delivered to, both Landlord and Tenant.

     25.6 Recordation of Lease. Tenant shall not record or file this Lease (or any memorandum hereof) in the public records of any county or state.

     25.7 Survival of Obligations. Upon the expiration or other termination of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as, by their nature or under the circumstances, can only be, or by the provisions of this Lease, may be performed after such expiration or other termination. The provisions of Sections 2, 3, 12, 16, 19, 22, and 24 shall survive any termination of this Lease.

     25.8 Governing Law; Construction. This Lease shall be governed by and construed in accordance with the laws of the state in which the Premises are located. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease to be performed by either party, shall be construed as a separate and independent covenant of such party, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

     25.9 Time. Time is of the essence of this Lease. If the time for performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Premises are located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

     25.10 Counterpart Execution. This Lease may be executed in counterpart and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

     25.12 Riders. All Riders and Exhibits attached hereto and executed (or initialed) both by Landlord and Tenant shall be deemed to be a part hereof and hereby incorporated herein.

     25.13 WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY COURT ACTION BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE PREMISES.

     25.14 OTHER PROVISIONS. The following are made a part hereof with the same force and effect as if specifically set forth herein:

         1.    Premises and Property - Exhibit A.
         2.    Floor Plan - Exhibit A-1.
         3.    Legal Description - Exhibit A-2.
         4.    Base Rental Payments - Exhibit B.
         5.    Landlord's Repairs and Improvements - Exhibit C.
         6.    Insurance - Exhibit D.
         7.    Building Rules and Regulations - Exhibit E.
         8.    Rider to Industrial Building Lease - Exhibit F.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                LANDLORD:  First Industrial, L.P.,

                           By:      First Industrial Realty Trust, Inc.,
                                    a Maryland corporation, its general partner

                           By:      _________________________________________
                                    Its:     _________________________________

                TENANT:    Sparta Foods, Inc.

                           By:      _________________________________________
                                    Its:     _________________________________

                                 LEASE EXHIBIT A
                    (1565 First Avenue NW/Sparta Foods, Inc.)



Premises: Approximately 112,082 rentable square feet in the building located at 1565 First Avenue NW, New Brighton, MN (the "Building") - Exhibit A-1.

Property:              See Legal Description attached hereto - Exhibit A-2.





                                                                   Initials:

                                                       Landlord: ___________

                                                         Tenant: ___________

                                LEASE EXHIBIT A-1

                    (1565 First Avenue NW/Sparta Foods, Inc.)

                                  Building Plan





                                                                Initials:

                                                    Landlord: ___________

                                                      Tenant: ___________

                                LEASE EXHIBIT A-2
                    (1565 First Avenue NW/Sparta Foods, Inc.)

                                LEGAL DESCRIPTION


Tract A, Registered Land Survey No. 405, files of Registrar of Tiles, County of Ramsey.

Being registered land as is evidenced by Certificate of Title No. 320168.

AND

The Northerly 107.21 feet of the Westerly 406.3 feet of the South Half of the Northwest Quarter of Section 21, Township 30 North, Range 23 West.

AND

The Northerly 150 feet of that part of the Northwest Quarter of Section 21, Township 30 North, Range 23 West, lying Westerly of the Westerly right-of-way line of Interstate Highway No. 35 W, and Southerly of the following described line:

Beginning at a point on the Westerly line of said Section 21 a distance of 975 feet Northerly of the Southwest corner of said Northwest Quarter; thence Easterly parallel to the Northerly line of said Section, to the Easterly line of said Northwest Quarter and there terminating, subject to Cleveland Avenue and State Trunk Highway No.
8-63.

Certificate of Title No. 283343




                                                                     Initials:

                                                         Landlord: ___________

                                                           Tenant: ___________

                                 LEASE EXHIBIT B
                    (1565 First Avenue NW/Sparta Foods, Inc.)

                                 RENTAL PAYMENTS

Base Rent for the Premises shall be in effect on the following dates in the indicated amounts:

September 1, 1997 -
August 31,  2002  Four  Hundred  Forty-Eight  Thousand  Three  Hundred
                  Twenty-Eight and 00/100 Dollars ($448,328.00) per annum, payable monthly, in equal installments of Thirty-Seven Thousand Three Hundred Sixty and 67/100 Dollars ($37,360.67) each.

September 1, 2002 -
August 31, 2007   Four Hundred Ninety-Three  Thousand One Hundred Sixty
                  and 80/100 Dollars ($493,160.80) per annum, payable monthly, in equal installments of Forty-One Thousand Ninety-Six and 73/100 Dollars. ($41,096.73) each.

September 1, 2007 -
August 31,  2012  Five  Hundred   Forty-Two   Thousand  Four  Hundred
                  Seventy-Six  and  88/100  Dollars   ($542,476.88)  per  annum,
                  payable monthly,  in equal installments of Forty-Five Thousand
                  Two Hundred Six and 41/100 Dollars ($45,206.41) each.



                                                                Initials:

                                                    Landlord: ___________

                                                      Tenant: ___________

                                 LEASE EXHIBIT C

                    (1565 First Avenue NW/Sparta Foods, Inc.)

                       LANDLORD'S REPAIRS AND IMPROVEMENTS


*Shampoo 50% of Carpet
*Remove demo displays in Mezzanine
*Remove demo carpet logo in office in Mezzanine
*Replace 3 pads
*Recover 9 pads
*Repair 2 bumpers
*Furnish and install 3 pad sets
*Furnish and install 12 dock lights
*Replace 6 bottom door sections
*Replace stop and/or seal at 4 doors
*Replace sweeps and weather strip on 3 main doors
*Repair 2 dock stairs
*Repair 1 hand rail
*Patch holes in block walls
*Misc. repairs to overhead door steel angles
*Furnish 2 high bay lights lens covers
*Repair water damaged sheetrock at windows in upper conference room *Replace vinyl wallcovering
*Paint trim at windows
*Replace missing ceramic tile at entry (may not match)
*Repair block wall adjacent to dock doors 1 and 1a

Any additional Tenant Improvements and all moving costs required by Tenant shall be provided at the sole cost and expense of the Tenant (i.e. telephone system, security system, intercom system, hookup to utilities of Tenant machinery or equipment).

Prior to the lease commencement date, Landlord shall provide directly to Tenant $10,000 for restroom upgrades and install handicap parking signs/parking lot striping to meet the Americans with Disabilities Act (ADA) requirements.

Prior to the lease commencement date, Landlord shall provide directly to Tenant $___________ for repairs to windows and adjoining walls on both floors of the South wall of the building, made necessary by water damage.


                                                                    Initials:

                                                        Landlord: ___________

                                                          Tenant: ___________

                                 LEASE EXHIBIT D
                    (1565 First Avenue NW/Sparta Foods, Inc.)

                               REQUIRED INSURANCE


     (a) "All-Risk" Property and Loss of Income Coverage for Tenant's Property. "All Risk" (including, but not limited to, and flood) (i) property insurance on a replacement cost basis, covering the building and all of the other improvements on the Premises, and covering all of Tenant's Property (as defined in Section 12.2 of this Lease), all merchandise and trade fixtures and furnishings and equipment and all other personal property of Tenant and all leasehold improvements installed in the Premises by, or on behalf of, Tenant all in an amount not less than the full replacement cost of all such improvements and property and (ii) business interruption insurance in an amount sufficient to assure that Landlord shall recover the loss of any rental income due and owing to Landlord from Tenant under the terms of this Lease, which coverage shall provide such protection to Landlord for a period of not less than twelve (12) consecutive months. The total amount of the deductible required under each policy providing such coverage shall be no more than $10,000.00 per loss. Landlord, Agent and any other parties designated by Landlord having a financial interest in the Premises shall be included as loss payee(s).

     (b) Liability Coverage. Commercial general public liability and comprehensive automobile liability [and, if necessary to comply with any conditions of this Lease, umbrella liability insurance] covering Tenant against any claims arising out of liability for bodily injury and death and personal injury and advertising injury and property damage occurring in and about the Premises, and otherwise resulting from any acts and operations of Tenant, its agents and employees, with limits of not less than total limits of $2,000,000.00 per occurrence and $5,000,000.00 annual general aggregate, per location. The total amount of a deductible or otherwise self-insured retention with respect to such coverage shall be not more than $10,000.00 per occurrence. Such insurance shall include, inter alia: (i) "occurrence" rather than "claims made" policy forms unless such "occurrence" policy forms are not available; (ii) any and all liability assumed by Tenant under the terms of this Lease, to the extent such insurance is available; (iii) a hostile fire endorsement; (iv) Landlord, Agent and any other parties designated by Landlord or Agent having a financial interest in the Property shall be designated as Additional Insured(s) with respect to (x) the Premises, and (y) all operations of Tenant, and (z) any property and areas and facilities of Landlord used by Tenant, its employees, invitees, customers or guests; and (v) severability of insured parties and any cross-liability exclusion deleted so that the protection of such insurance shall be afforded to Landlord in the same manner as if separate policies had been issued to each of the insured parties.

     (c) Workers' Compensation Coverage. Workers' compensation and employer's liability insurance in the state in which the Premises and any other operations of Tenant are located and any other state in which Tenant or its contractors or subcontractors may be subject to any statutory or other liability arising in any manner whatsoever out of the actual or alleged employment of others. The total limits of the employer's liability coverage (including umbrella liability insurance) shall be not less than the amounts specified in Subsection (b) above.

     (d) All insurance policies required under this lease exhibit shall: (i) be issued by companies licensed to do business in the State in which the Premises are located (ii) not be subject to cancellation or material change or non-renewal without at least thirty (30) days' prior written notice to Landlord and any other parties designated by Landlord (A) to be loss payee(s) or additional insured(s) under the insurance policies required from Tenant, or (B) to receive such notices; (iii) be deemed to be primary insurance in relation to any other insurance maintained by Landlord or Agent.

                                                                  Initials:

                                                      Landlord: ___________

                                                        Tenant: ___________

                                 LEASE EXHIBIT E
                    (1565 First Avenue NW/Sparta Foods, Inc.)

                         BUILDING RULES AND REGULATIONS

1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior or interior common area of the Property, or visible from the exterior of the Premises, shall be installed at Lessee's sole cost and expense, and in such manner, character and style as Lessor may approve in writing, which approval shall not be unreasonably withheld. In the event of a violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

2. No awning or other projection shall be attached to the outside walls of the Complex. No curtains, blinds, shades or screens visible from the exterior Premises, shall be attached to or hung in, or used in connection with any such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Lessor.

3. Lessee shall not waste electricity, water or air conditioning furnished by Lessor, if any, and shall cooperate fully with Lessor to ensure the most effective operation of the Complex's heating and air conditioning systems.

4. Lessee assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

5. In no event shall Lessee bring into the Complex flammables, such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature except as permitted in the Lease. If, by reason of the failure of Lessee to comply with the provisions of this subparagraph, any insurance premium for all or any part of the Complex shall at any time be increased, Lessee shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Lessor's other rights at law or in equity for Lessee's breach of this Lease.

6. Lessee shall comply with all applicable federal, state and municipal laws, ordinances and regulations, and building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or may increase the cost of insurance or require additional insurance coverage.

7. Lessor shall have the right to approve all advertising by Lessee which names or otherwise identifies the Premises and which, in Lessor's reasonable judgment, may have a material adverse affect on the value of the Premises, provided, however, that approval shall not be unreasonably withheld or delayed.

8. The Premises shall not be used for lodging, sleeping or for any immoral or illegal purpose.

9. Lessee and Lessee's employees, agents, visitors and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Lessor or Lessor's agent may from time to time reasonably adopt. Reasonable notice of any additional rules and regulations shall be given in such manner as Lessor may reasonably elect.

10. Unless expressly permitted by the Lessor, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by the Lessor shall be made for any door. If more than two keys for one lock are desired by the Lessee, the Lessor may provide the same upon payment by the Lessee. Upon termination of this Lease or of the Lessee's possession, the Lessee shall surrender all keys of the Premises and shall explain to the Lessor all combination locks on safes, cabinets and vaults.

11. Any carpeting cemented down shall be installed with a reasonable adhesive. In the event of a violation of the foregoing by Lessee, Lessor may charge the expense incurred by such removal to Lessee.

12. The restrooms, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they are constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who, or whose employees, agents, visitors or licensees have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

13. Lessee shall not overload any utilities serving the Premises.

14. No dog or other animal shall be allowed in the Complex.

15. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse shall be made only through entryways provided for such purposes. Lessee shall be responsible for any damage to the Complex or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use or moving of such articles.

16. All safes, equipment or other heavy articles shall be carried in or out of the Premises only in such manner as shall be prescribed in writing by Lessor, and Lessor shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Lessee in a manner which will not interfere with or cause damage to the Premises or Complex in which they are located, or to the other tenants or occupants of said Complex. Lessee shall be responsible for any damage to the building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Premises, and shall make all repairs and improvements required by Lessor or governmental authorities in connection with the use or moving of such articles.

17. Canvassing, soliciting, and peddling in or about the Complex is prohibited and each Lessee shall cooperate to prevent the same.

18. Wherever in these Building Rules and Regulations the word "Lessee" occurs it is understood and agreed that it shall mean Lessee's associates, employees, agents, clerks, invitees, and visitors. Wherever the word "Lessor" occurs, it is understood and agreed that it shall mean Lessor's assigns, agents, clerks, and visitors.

19. All entrance doors to the Premises shall be locked when the Premises are not in use. All common corridor doors, if any, shall also be closed during times when the air conditioning equipment in the Complex is operating so as not to dissipate the effectiveness of the system or place an overload thereon.

20. Lessor reserves the right at anytime and from time to time to rescind, alter or waive, in whole or in part, any of these Rules and Regulation when it is deemed necessary, desirable or proper, in Lessor's reasonable judgment, for the best interest of the Premises, provided that by so doing the rights of Lessee under this Lease shall not be materially diminished and the obligations of Lessee under this Lease shall not be materially increased.

                                                                     Initials:

                                                           Landlord: __________

                                                             Tenant: __________

                                 LEASE EXHIBIT F
                    (1565 First Avenue NW/Sparta Foods, Inc.)

                       RIDER TO INDUSTRIAL BUILDING LEASE

A. LOCK BOX: Landlord may from time to time designate a lock box collection agent for the collection of rents or other charges due Landlord. In such event, the payment made by Tenant to the lock box shall be deemed to have been made by Tenant as of the date of receipt by the lock box collection agent of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment); however, for the purpose of this Lease, no such payment or collection shall be deemed a waiver by Landlord of any breach by Tenant of any term, covenant or condition of this Lease nor a waiver of any of Landlord's rights or remedies and any payments of amounts other than that deemed due and proper by Landlord shall not prejudice Landlord in any manner nor constitute a waiver and Landlord shall hereby be authorized to retain the proceeds of any payments by Tenant, whether destructively endorsed or otherwise, and apply same to the amounts due and payable from Tenant under this Lease without waiver.

B. PRIOR PROPOSALS: All prior proposals in respect to this Lease are hereby terminated.

C. NOTIFICATION TO TENANT: Landlord hereby notifies Tenant that the person(s) authorized to manage the Premises is First Industrial Realty Trust, Inc., which corporation has been appointed to act as the agent in leasing, management and operation of the Building for the owner of the Building which is First Industrial, L.P. First Industrial Trust, Inc., with its office at 7615 Golden Triangle Drive, Suite N, Eden Prairie, MN 55344, is authorized to accept service of process and receive and give receipts for notices and demands on behalf of said owner.

D. SIGNAGE: Notwithstanding anything contained in this Lease to the contrary, provided Tenant receives all necessary governmental and quasi-governmental approvals therefor, Landlord shall allow Tenant to erect a sign on the exterior of the Building. Such sign shall be Tenant's "name", shall be subordinate in size to Landlord's building designation sign if applicable and shall be subject to the reasonable approval of Landlord as to location, size, graphics, colors(s), and style. Tenant shall pay all costs of installation and maintenance of such sign and shall keep such sign in good condition, order and repair , subject to reasonable wear and tear, at its sole costs and expense during the term of this Lease, shall remove such sign prior to termination of the term of this Lease and shall repair and restore any damage to the Building caused by such installation and/or removal. Any such sign shall be subject to the terms of any restrictive covenants recorded in connection with the Property and all applicable laws, ordinances and regulations, which Landlord will provide to Tenant prior to Lease execution.

E. EARLY OCCUPANCY: Tenant shall have the right to enter the Premises prior to the commencement date of the Lease, for the purpose of leasehold improvement construction; provided, however, that Tenant is subject to all of the terms, conditions and covenants of this Lease, including specifically Lease Exhibit D ("Required Insurance") and gas, electric and water utilities, except for the obligations for the payments of Net Base Rent and Additional Rent; provided, however, Tenant's entering the Premises prior to the commencement date of the Lease shall not unreasonably interfere with Landlord's construction in the Premises.

F. ROOF: Landlord shall not be obligated to replace the roof within the first Lease year and not until such time that Tenant reasonably determines that replacement is necessary. Landlord will provide and pay for a new roof at that time and Tenant shall reimburse Landlord over the remainder of the term for such replacement cost over a useful life of 20 years at eleven (11%) percent interest.

G. LEASE ASSUMPTION: Landlord hereby agrees to sublease space from Tenant at 2570 Kasota Avenue, St. Paul, Minnesota. Pursuant to such sublease, Landlord shall assume all of Tenant's obligations under such Lease except the obligation to reimburse Landlord for Tenant Improvements and obligation to repair damage caused by Tenant and removal of fixtures at the expiration of the lease term. Landlord shall have no right to possession of the subleased premises until Landlord has delivered possession of the Premises to Tenant, in the condition required by this Lease, provided that such date of possession of the subleased premises shall be not earlier than October 1, 1997 and not later than November 1, 1997.

In the event Tenant defaults under the lease at 1565 First Avenue NW, Landlord's obligation under the subtenancy shall immediately cease. In addition, Landlord's default under the sublease described herein shall constitute a default by Landlord under this Lease.

At any time after November 1, 1997, Tenant shall remove any and all equipment and fixtures in the space on Kasota Avenue upon notice from Landlord if Landlord secures a subtenant for the space or part thereof.

Tenant shall be responsible for all sublease commissions due to Robert C. Atkinson, Inc.

H. RIGHT OF FIRST REFUSAL: If at anytime during the Term Landlord desires to sell the Premises, or receives a bona fide offer for the purchase of the Premises, Landlord shall give Tenant written notice thereof, specifying in such notice the material terms and conditions of such offer. Tenant shall have a period of three (3) business days after its receipt of such notice in which to deliver to Landlord written notice that Tenant agrees to purchase the Premises on such terms and conditions. If Tenant fails to deliver such notice to Landlord within such three (3) business day period, or fails to enter into a purchase agreement with Landlord for such purchase upon such terms and conditions within twenty (20) days after Tenant's acceptance notice, then Landlord shall have the right to sell the Premises to such third party. However, if Landlord fails to sell the Premises to such third party upon the terms and conditions so specified, or at a purchase price which is within five percent (5%) of the purchase price stated in Landlord's notice, then the rights of Tenant under this Paragraph H shall be restored with respect to the next offer to purchase received by Landlord.


                                                                  Initials:

                                                      Landlord: ___________

                                                        Tenant: ___________